Exhibit 10.2

EXECUTION VERSION

ROYAL BANK OF CANADA

200 Vesey Street

New York, NY 10281

CONFIDENTIAL

May 28, 2014

Goldman Sachs Bank USA

Goldman Sachs Lending Partners LLC

200 West Street

New York, New York 10282-2198

The Hillshire Brands Company

400 South Jefferson Street

Chicago, Illinois 60607

Joinder Letter – Project Paladin Commitment Letter

Ladies and Gentlemen:

Reference is made to the Commitment Letter dated May 12, 2014 (including the annexes and schedules thereto, the “Commitment Letter”), among Goldman Sachs Bank USA (“GS Bank”), Goldman Sachs Lending Partners LLC (“GSLP” and, together with GS Bank, the “Initial Commitment Parties”) and The Hillshire Brands Company (the “Company” or “you”). Terms used but not defined in this joinder letter (this “Joinder Letter”) have the meanings assigned to them in the Commitment Letter.

1.	Joinder.

The parties hereto agree that Royal Bank of Canada (“Royal Bank”) will, upon the effectiveness of this Joinder Letter, become a party to the Commitment Letter (and will, upon the concurrent execution of a joinder letter to the Fee Letter (the “Fee Letter Joinder”), become a party to the Fee Letter). Upon the effectiveness of this Joinder Letter, each reference in the Commitment Letter (as modified by this Joinder Letter) to “Commitment Party” and “Commitment Parties” will include Royal Bank.

2.	Commitments.

Upon the terms set forth in this Joinder Letter and the Commitment Letter and subject solely to the conditions set forth in Section 7 of the Commitment Letter, the conditions set forth in Exhibit C thereto and the conditions set forth in the Term Sheet under the paragraph entitled “Conditions to Initial Borrowing”, Royal Bank hereby commits to provide 15% of the aggregate principal amount of the Term Loan Facility and 15% of the aggregate principal amount of the Revolving Facility. In connection with the foregoing, (i) the commitment of GSLP under the Commitment Letter with respect to the Term Loan Facility is hereby reduced by the commitment of Royal Bank hereunder with respect to the Term Loan Facility and (ii) the commitment of GS Bank under the Commitment Letter with respect to the Revolving Facility is hereby reduced by the commitment of Royal Bank hereunder with respect to the Revolving Facility. The Commitments of GS Bank, GSLP and Royal Bank with respect to the Term Loan Facility and the Revolving Facility are several and not joint. The commitments of Royal Bank hereunder with respect to the Term Loan Facility and the Revolving Facility will be deemed to be “Commitments” under the Commitment Letter.

3.	Titles and Roles.

It is hereby agreed that (a) RBC Capital Markets* will have the title of a joint lead arranger and a joint bookrunner for the Secured Facilities, (b) GS Bank will have “lead left” placement in any and all marketing materials or other documentation used in connection with the Secured Facilities and will hold the roles and responsibilities conventionally associated with such “lead left” position and (c) GS Bank will continue to act as sole administrative agent for the Secured Facilities.

4.	Additional Provisions.

Upon the effectiveness of this Joinder Letter, (i) the reference to “Initial Commitment Parties” in Section 5 of the Commitment Letter will be deemed to be a reference to “Commitment Parties”, (ii) the first and second references to “Initial Commitment Parties” in Section 7 of the Commitment Letter will be deemed to be references to “Commitment Parties”, (iii) the reference to “GS Bank will act as sole lead arranger and sole bookrunner for each of the Secured Facilities (the “Lead Arranger”)” in Section 2 of the Commitment Letter will be deemed to be a reference to “GS Bank, J.P. Morgan Securities LLC, RBC Capital Markets and any other Additional Commitment Party appointed by the Company after the date hereof in accordance herewith shall act as joint lead arrangers and joint bookrunners (collectively, the “Lead Arranger”)”, (iv) the reference to “a single firm of local counsel to the Lead Arranger” in Section 8 of the Commitment Letter will be deemed to be a reference to “a single firm of local counsel to the Commitment Parties and their affiliates”, (v) the reference to “GS Bank and GSLP” in clause (iii) of the second proviso in the first paragraph of Section 3 of the Commitment Letter will be deemed to be a reference to “each Commitment Party” and (vi) each reference to “GS and/or its affiliates” in the fifth paragraph of Section 9 of the Commitment Letter will be deemed to be a reference to “the Commitment Parties and/or their respective affiliates”.

5.	Independent Investigation; Financial Advisor.

Royal Bank hereby acknowledges that it has, independently and without any reliance upon any Initial Commitment Party or any of its affiliates, or any of its officers, directors, employees, agents, advisors or representatives, and based on such information and

*	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

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documentation as it has deemed appropriate, made its own credit analysis and decision to enter into the commitment evidenced by, and the other agreements set forth in, this Joinder Letter and the Fee Letter Joinder.

As you know, Goldman Sachs & Co. (“GS”) has been retained by the Company (or one of its affiliates) as financial advisor (in such capacity, the “Financial Advisor”) in connection with the Acquisition. Each party hereto agrees to such retention and further agrees not to assert any claim it might allege based on any actual or potential conflict of interest that might be asserted to arise or result from, on the one hand, the engagement of the Financial Advisor or GS and/or its affiliates’ arranging or providing or contemplating arranging or providing financing for a competing bidder and, on the other hand, our and our affiliates’ relationships with you as described and referred to herein, in the Commitment Letter and/or in the Fee Letter.

6.	Miscellaneous.

This Joinder Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. Neither this Joinder Letter nor the Commitment Letter may be amended or waived except by an instrument in writing signed by each party hereto. This Joinder Letter may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed signature page of this Joinder Letter by facsimile transmission or electronic transmission (in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. Section headings used herein are for convenience of reference only, are not part of this Joinder Letter and are not to affect the construction of, or to be taken into consideration in interpreting, this Joinder Letter. This Joinder Letter constitutes an amendment to the Commitment Letter. This Joinder Letter does not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of any party to the Commitment Letter and, except in respect of the amendments expressly set forth herein, does not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Commitment Letter, all of which are ratified and affirmed in all respects and will continue in full force and effect. This Joinder Letter will become effective as to each of the parties hereto on the date when each of the parties hereto has executed both a counterpart hereof and a counterpart of the Fee Letter Joinder. From and after the date of effectiveness of this Joinder Letter, any reference to the Commitment Letter in any agreement, document, undertaking or course of dealing (verbal or otherwise) will be deemed to be a reference to the Commitment Letter as amended hereby. THE SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL AND CONFIDENTIALITY PROVISIONS CONTAINED IN SECTIONS 10 AND 11 OF THE COMMITMENT LETTER ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS. THIS JOINDER LETTER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank; signature pages follow]

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We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,

ROYAL BANK OF CANADA

By:
/s/ John Flores
Name: John Flores

Title: Authorized Signatory

[Signature Page to Project Paladin Joinder Letter – Commitment Letter (Royal Bank)]

Accepted and agreed to as of

the date first above written:

GOLDMAN SACHS BANK USA

By:	/s/ Robert Ehudin
Authorized Signatory

Robert Ehudin
Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Robert Ehudin
Authorized Signatory

Robert Ehudin Authorized Signatory

[Signature Page to Project Paladin Joinder Letter – Commitment Letter (Royal Bank)]

THE HILLSHIRE BRANDS COMPANY

By:	/s/ Kent B. Magill
Name: Kent B. Magill
Title: Executive Vice President

[Signature Page to Project Paladin Joinder Letter – Commitment Letter (Royal Bank)]